Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020

	Shares	Value
COMMON STOCKS† - 5.0%
Utilities - 4.8%
TexGen Power LLC†††	65,297	$2,089,504
Consumer, Non-cyclical - 0.1%
ATD New Holdings, Inc.*,†††	3,845	57,675
Energy - 0.1%
SandRidge Energy, Inc.*	38,619	49,818
Total Common Stocks
(Cost $3,483,828)		2,196,997
PREFERRED STOCKS†† - 0.4%
Financial - 0.4%
American Equity Investment Life Holding Co., 5.95%	8,000	165,920
Total Preferred Stocks
(Cost $200,000)		165,920
MONEY MARKET FUND† - 0.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.08%[1]	171,673	171,673
Total Money Market Fund
(Cost $171,673)		171,673

	Face
	Amount~
CORPORATE BONDS†† - 83.3%
Energy - 48.6%
Comstock Resources, Inc.
7.50% due 05/15/25[2]	2,000,000	1,812,500
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[2,3]	1,500,000	1,708,052
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25[3]	1,500,000	1,707,220
Hess Corp.
4.30% due 04/01/27[3]	1,200,000	1,242,681
7.88% due 10/01/29	200,000	239,914
Newfield Exploration Co.
5.38% due 01/01/26[3]	1,550,000	1,451,471
MPLX, LP
4.88% due 12/01/24	1,000,000	1,110,665
Pattern Energy Group, Inc.
5.88% due 02/01/24[2]	1,000,000	1,005,000
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25	1,175,000	972,313
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[2]	1,045,000	950,950
Indigo Natural Resources LLC
6.88% due 02/15/26[2]	930,000	864,900
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27	900,000	832,500
Sabine Pass Liquefaction LLC
5.63% due 04/15/23[3]	750,000	820,251

	Face
	Amount~	Value
CORPORATE BONDS†† - 83.3% (continued)
Energy - 48.6% (continued)
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25	600,000	$672,463
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23	500,000	445,000
5.63% due 05/01/27[2]	250,000	208,423
Phillips 66 Partners, LP
3.55% due 10/01/26[3]	500,000	541,859
Gibson Energy, Inc.
5.25% due 07/15/24[2]	CAD 700,000	538,134
Antero Resources Corp.
5.63% due 06/01/23	800,000	512,000
PDC Energy, Inc.
6.13% due 09/15/24	450,000	418,500
Whiting Petroleum Corp.
due 03/15/21[4]	2,050,000	394,625
NuStar Logistics, LP
6.00% due 06/01/26	250,000	242,500
5.63% due 04/28/27	150,000	144,750
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	400,000	386,000
Callon Petroleum Co.
6.13% due 10/01/24	1,000,000	375,250
CVR Energy, Inc.
5.75% due 02/15/28[2]	400,000	350,000
Antero Midstream Partners Limited Partnership / Antero Midstream Finance Corp.
5.75% due 01/15/28[2]	400,000	316,000
Viper Energy Partners, LP
5.38% due 11/01/27[2]	275,000	269,753
Basic Energy Services, Inc.
10.75% due 10/15/23[5]	650,000	261,462
Unit Corp.
due 05/15/21[4]	988,000	130,643
CNX Resources Corp.
5.88% due 04/15/22	128,000	126,317
Range Resources Corp.
5.88% due 07/01/22	132,000	121,440
Bruin E&P Partners LLC
due 08/01/23[4,5]	718,000	14,360
Total Energy		21,187,896
Consumer, Cyclical - 9.4%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[2]	1,430,000	1,443,256
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	950,000	940,500
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[2,3]	800,000	838,000

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020

	Face
	Amount~	Value
CORPORATE BONDS†† - 83.3% (continued)
Consumer, Cyclical - 9.4% (continued)
Williams Scotsman International, Inc.
6.88% due 08/15/23[2]	400,000	$410,584
7.88% due 12/15/22[2]	49,000	50,930
Delta Air Lines, Inc.
7.00% due 05/01/25[2,3]	400,000	412,907
Brookfield Residential Properties Incorporated / Brookfield Residential US Corp.
4.88% due 02/15/30[2]	30,000	25,068
Total Consumer, Cyclical		4,121,245
Utilities - 8.8%
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.50% due 05/20/25	800,000	824,000
5.75% due 05/20/27	725,000	766,688
AES Corp.
5.50% due 04/15/25	1,000,000	1,026,300
Terraform Global Operating LLC
6.13% due 03/01/26[2,3]	825,000	812,625
Clearway Energy Operating LLC
5.75% due 10/15/25	400,000	413,000
Total Utilities		3,842,613
Communications - 4.0%
EIG Investors Corp.
10.88% due 02/01/24	834,000	808,980
Cengage Learning, Inc.
9.50% due 06/15/24[2]	572,000	400,400
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[2]	466,000	309,890
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[2]	250,000	241,250
Total Communications		1,760,520
Consumer, Non-cyclical - 3.9%
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[2]	725,000	772,125
Beverages & More, Inc.
11.50% due 06/15/22[5]	500,000	415,000
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[2]	370,000	319,495
Sotheby's
7.38% due 10/15/27[2,3]	225,000	212,625
Total Consumer, Non-cyclical		1,719,245
Basic Materials - 3.4%
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[2]	750,000	781,875
United States Steel Corp.
12.00% due 06/01/25[2]	400,000	410,000
6.88% due 08/15/25[3]	250,000	170,000

	Face
	Amount~	Value
CORPORATE BONDS†† - 83.3% (continued)
Basic Materials - 3.4% (continued)
Compass Minerals International, Inc.
6.75% due 12/01/27[2]	125,000	$131,250
Total Basic Materials		1,493,125
Industrial - 3.0%
PowerTeam Services LLC
9.03% due 12/04/25[2]	1,025,000	1,045,500
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[2]	250,000	248,750
Total Industrial		1,294,250
Financial - 1.4%
NFP Corp.
6.88% due 07/15/25[2]	200,000	197,292
8.00% due 07/15/25[2]	200,000	195,500
USI, Inc.
6.88% due 05/01/25[2]	200,000	201,750
Total Financial		594,542
Technology - 0.8%
NCR Corp.
6.13% due 09/01/29[2]	350,000	349,125
Total Corporate Bonds
(Cost $40,900,836)		36,362,561
SENIOR FLOATING RATE INTERESTS††,3,6 - 24.4%
Energy - 7.6%
Buckeye Partners LP
2.92% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 11/02/26	1,000,000	956,500
Penn Virginia Holding Corp.
8.00% (1 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 09/29/22†††	1,275,000	765,000
Stonewall
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/13/21	855,020	736,848
Stonepeak Lonestar Holdings LLC
5.63% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 10/19/26	685,125	654,808
Summit Midstream Partners, LP
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	463,808	103,893
Permian Production Partners LLC
due 05/20/24†††,4	1,662,500	83,125
Total Energy		3,300,174
Consumer, Cyclical - 5.7%
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	1,839,941	1,153,643

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3,6 - 24.4% (continued)
Consumer, Cyclical - 5.7% (continued)
Mavis Tire Express Services Corp.
3.56% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	737,208	$661,187
EnTrans International, LLC
6.18% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	348,974	269,872
Playtika Holding Corp.
7.07% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	146,250	145,884
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	237,188	137,965
NES Global Talent
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23†††	99,488	82,575
American Tire Distributors, Inc.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	35,482	32,230
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	23,302	15,162
Total Consumer, Cyclical		2,498,518
Utilities - 4.8%
Carroll County Energy LLC
3.81% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/16/26	754,160	732,795
Granite Generation LLC
4.75% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/09/26	730,553	710,010
UGI Energy Services, Inc.
3.93% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/13/26	693,000	669,611
Total Utilities		2,112,416
Industrial - 3.0%
Diversitech Holdings, Inc.
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25	500,000	457,500

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3,6 - 24.4% (continued)
Industrial - 3.0% (continued)
Sundyne (Star US Bidco)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/17/27	500,000	$452,500
YAK MAT (YAK ACCESS LLC)
10.30% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	550,000	385,000
Total Industrial		1,295,000
Financial - 1.2%
Teneo Holdings LLC
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	545,875	515,852
Basic Materials - 1.1%
PetroChoice Holdings
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/19/22	589,720	484,060
Consumer, Non-cyclical - 0.6%
Cambrex Corp.
6.00% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 12/04/26†††	248,750	243,775
Communications - 0.4%
Houghton Mifflin Co.
7.25% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	97,500	90,919
Cengage Learning Acquisitions, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	104,342	83,682
Total Communications		174,601
Total Senior Floating Rate Interests
(Cost $14,509,454)		10,624,396
ASSET-BACKED SECURITIES†† - 0.6%
Collateralized Loan Obligations - 0.6%
Jamestown CLO V Ltd.
2014-5A, 6.24% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 01/17/27[2,6]	500,000	270,476
Total Asset-Backed Securities
(Cost $444,555)		270,476
Total Investments - 114.1%
(Cost $59,710,346)		$49,792,023
Other Assets & Liabilities, net - (14.1)%		(6,151,991)
Total Net Assets - 100.0%		$43,640,032

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at June 30, 2020	Unrealized Appreciation
Citibank N.A., New York	745,000	CAD	07/17/20	$549,078	$548,961	$117

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
1	Rate indicated is the 7-day yield as of June 30, 2020.
2
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $18,104,385 (cost $18,721,195), or 41.5% of total net assets.

3
All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreements. As of June 30, 2020, the total market value of segregated or earmarked securities was $19,082,197.

4	Security is in default of interest and/or principal obligations.
5
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $690,822 (cost $1,823,444), or 1.6% of total net assets — See Note 5.

6
Variable rate security. Rate indicated is the rate effective at June 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

CAD	Canadian Dollar
CLO	Collateralized Loan Obligation
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's investments at June 30, 2020 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$49,818	$—	$2,147,179	$2,196,997
Preferred Stocks	—	165,920	—	165,920
Money Market Fund	171,673	—	—	171,673
Corporate Bonds	—	36,362,561	—	36,362,561
Senior Floating Rate Interests	—	9,449,921	1,174,475	10,624,396
Asset-Backed Securities	—	270,476	—	270,476
Forward Foreign Currency Exchange Contracts**	—	117	—	117
Total Assets	$221,491	$46,248,995	$3,321,654	$49,792,140

** This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $7,654,089 are categorized as Level 2 within the disclosure hierarchy — See Note 2.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at June 30, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Common Stocks	$ 2,089,504	Third Party Pricing	Broker Quote	—	—
Common Stocks	57,675	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Senior Floating Rate Interests	1,174,475	Third Party Pricing	Broker Quote	—	—
Total Assets	$ 3,321,654

Significant changes in a quote would generally result in significant changes in the fair value of the security.

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020

The Fund’s fair valuation leveling guidelines were revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended June 30, 2020, the Fund had securities with a total value of $57,675 transfer into Level 3 from Level 2 due to lack of observable inputs and had securities with a total value of $1,077,448 transfer out of Level 3 to Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended June 30, 2020:

	Assets			Liabilities
	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$4,207,472	$2,611,880	$6,819,352	$(1,101)
Purchases/(Receipts)	471,100	-	471,100	(657)
(Sales, maturities and paydowns)/Fundings	(1,034,289)	(148,225)	(1,182,514)	890
Amortization of premiums/discounts	19,034	-	19,034	-
Total realized gains (losses) included in earnings	77	-	77	3
Total change in unrealized appreciation (depreciation) included in earnings	(1,411,471)	(374,151)	(1,785,622)	865
Transfers into Level 3	-	57,675	57,675	-
Transfers out of Level 3	(1,077,448)	-	(1,077,448)	-
Ending Balance	$1,174,475	$2,147,179	$3,321,654	$-
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at June 30, 2020	$(1,249,527)	$(374,151)	$(1,623,678)	$-

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2020

Note 1 – Organization and Significant Accounting Policies
Organization
Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.

For information on the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual shareholder report.

Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund's securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their net asset value as of the close of business on the valuation date.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2020

Investment Advisors, LLC (“GFIA”, or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

Note 2 - Financial Instruments and Derivatives
As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purpose:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2020

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets.

Note 3 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	June 30, 2020

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At June 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$ 59,710,346	$ 1,165,576	$ (11,083,782)	$ (9,918,206)

Note 5 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Basic Energy Services, Inc.
10.75% due 10/15/23	09/25/18	$645,564	$261,462
Beverages & More, Inc.
11.50% due 06/15/22	06/16/17	460,234	415,000
Bruin E&P Partners LLC
due 08/01/23[1]	07/23/18	717,646	14,360
		$1,823,444	$690,822

[1]	Security is in default of interest and/or principal obligations.

Note 6 – COVID-19 and Recent Developments
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

OTHER INFORMATION (Unaudited)	June 30, 2020

Sector Classification
Information in the Schedule of Investments is categorized by sectors using sector-level classifications defined by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.